Exhibit 99.1

ELLINGTON FINANCIAL LLC REPORTS ESTIMATED
BOOK VALUE PER SHARE AS OF DECEMBER 31, 2018
OLD GREENWICH, CONNECTICUT, January 8, 2019—Ellington Financial LLC (NYSE: EFC) ("Ellington Financial" or the "Company") today announced that its estimated book value per share as of December 31, 2018 was $18.95. Estimated book value per share takes into account a $0.32 per share reduction caused by the redemption of convertible securities that the Company had previously issued under its equity incentive plans, in exchange for the distribution of equivalent securities issued by the Company’s operating partnership. As a result of this redemption and distribution of convertible securities, which were made in connection with the Company’s expectation to convert to a REIT, the Company’s book value per share and diluted book value per share are now equal. Estimated book value per share is subject to change upon completion of the Company's month-end valuation procedures relating to its investment positions, and any such change could be material. There can be no assurance that the Company's estimated book value per share as of December 31, 2018 is indicative of what the Company's results are likely to be for the three month period or year ending December 31, 2018 or in future periods, and the Company undertakes no obligation to update or revise its estimated book value per share prior to issuance of financial statements for such periods.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. The Company's results can fluctuate from month to month depending on a variety of factors, some of which are beyond the Company's control and/or are difficult to predict, including, without limitation, changes in interest rates, changes in mortgage default rates and prepayment rates, and other changes in market conditions and economic trends. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K filed on March 15, 2018, which can be accessed through the link to our SEC filings under "For Our Shareholders" on our website (www.ellingtonfinancial.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Financial LLC
Ellington Financial LLC is a specialty finance company that invests in a diverse array of financial assets, including residential and commercial mortgage-backed securities, residential and commercial mortgage loans, consumer loans and asset-backed securities backed by consumer loans, collateralized loan obligations, corporate equity and debt securities (including distressed debt), non-mortgage and mortgage-related derivatives, equity investments in mortgage-related entities, and other strategic investments. Ellington Financial LLC is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.